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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 20, 2001



                        CINEMASTAR LUXURY THEATERS, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      0-25252                 33-0451054
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


            7220 AVENIDA ENCINAS SUITE 203, CARLSBAD, CALIFORNIA 92009 (Address of Principal Executive Offices, including Zip Code)

        Registrant's telephone number, including area code (760) 929-2525
                                                           --------------


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ITEM 5   OTHER EVENTS.

Cinemastar Luxury Theaters, Inc. (the "Company") hereby files a copy of a report, attached hereto as Exhibit 99.1, that is required to be filed with the United States Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's "Operating Guidelines and Financial Reporting Requirements". These reports are filed in connection with the Company's voluntary petition to reorganize under Chapter 11 of the U.S. Bankruptcy Code, dated January 4, 2001.

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99.1 Debtor in possession monthly operating report for the month of July 2001





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CINEMASTAR LUXURY THEATERS, INC.


Dated:  August 31, 2001           By: /s/ Donald H. Harnois, Jr.
                                      --------------------------
                                      Donald H. Harnois, Jr.
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

 Exhibit #                                Item
-------------------------------------------------------------------------------

   99.1                                   Debtor in possession monthly operating
                                          report for the month of July 2001